FIRST AMENDMENT TO PARTICIPATION AGREEMENT



     This FIRST AMENDMENT TO PARTICIPATION AGREEMENT (this "Amendment") is made and entered into as of this 7th day of April, 1998 between MORGAN GUARANTY TRUST COMPANY OF NEW YORK, a New York banking corporation having an address at 60 Wall Street, New York, New York 10260 (the "Bank") and WELLSFORD CAPITAL, a Maryland real estate investment trust having an address at 610 Fifth Avenue, New York, New York 10020 (the "Participant").

                           RECITALS

     WHEREAS, the Bank and Wellsford Real Properties, Inc. (the "Original Participant") entered into that certain Loan Participation Agreement dated as of August 28, 1997 (the "Agreement"; capitalized terms used herein without definition shall have the respective meanings ascribed thereto in the Agreement) pursuant to which the Bank and the Original Participant agreed, among other things, to participate in the funding of the Loan in the maximum outstanding amount of $70,000,000; and

     WHEREAS, pursuant to that certain Assignment and Acceptance Agreement dated March_, 1998, the Original Participant assigned all of its rights under the Agreement to the Participant and the Participant assumed all of the Original Participant's obligations thereunder; and

     WHEREAS, the Participant is now the holder of the Junior Participation;
and

     WHEREAS, the Borrower has requested that the maximum principal amount of the Loan be increased from $70,000,000 to $120,000,000; and

     WHEREAS, the Bank and the Participant desire to amend the Agreement as hereinafter set forth to reflect the increase in the Loan and the agreement between the Bank and the Participant to fund the Loan as increased on the same basis as the Loan is currently being funded.

                           AGREEMENT

     NOW, THEREFORE, in consideration of the premises set forth herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Bank and the Participant hereby agree as follows:

     1. The Recitals set forth above are deemed a part of this Amendment as if they were fully set forth herein.

     2. The Bank and the Participant agree that each shall fund all future Advances and receive payments thereon under the Agreement as modified hereby in the same manner and in the same proportion as currently set forth in the Agreement, all as if the original amount of the Loan had been $120,000,000.

     3. The first sentence of the first paragraph of the Agreement on page 1 is hereby deleted in its entirety and the following sentence is hereby substituted therefor:

     Reference is made to the Revolving Credit Agreement dated as of August 28, 1997 as modified by (a) three Revolving Credit Assumption Agreements dated December 10, 1997, December 24, 1997 and January 16, 1998, respectively and (b) an Amendment to Revolving Credit Agreement dated as of April 6, 1998, between the Bank and the entities named therein as "Borrowers" (said entities, together with any other entity who becomes liable under the terms of the Credit Agreement (as hereinafter defined), are hereinafter collectively referred to as the "Borrower"), copies of which have been furnished to the Participant (said Revolving Credit Agreement, as heretofore assumed and modified as set forth above, together with any further modification made in accordance with Section 4(f) below, is hereinafter referred to collectively as the "Credit Agreement").

     4. The last sentence of the first paragraph of the Agreement on page 1 is hereby modified by deleting the figures "$70,000,000" and "$80,000,000" where they appear therein and substituting the figures "$120,000,000" and "$130,000,000" therefor, respectively.

     5. The second sentence of the second paragraph of the Agreement on page 1 is hereby modified by deleting the figure "$35,000,000" where it appears therein and substituting the figure "$60,000,000" therefor.

     6. The last sentence of the second paragraph of the Agreement on page 1 is hereby deleted in its entirety and the following sentence is hereby substituted therefor:

     For purposes of this Agreement, the term "Note" shall mean the promissory note in the original principal amount of $70,000,000 dated August 28, 1997 as modified by (a) three Promissory Note Assumption Agreements dated December 10, 1997, December 24, 1997 and January 16, 1998, respectively and (b) increased to $120,000,000 pursuant to an Amendment to Promissory Note dated as of April 6, 1998, executed by Borrower in favor of the Bank together with any modification thereof made in accordance with Section 4(f) below.

     7. The fourth sentence of Section 1(d) of the Agreement on page 3 is hereby modified by deleting the phrase "In the event that the Participant fails to reimburse the Bank as provided in this paragraph within three (3) Business Days" at the beginning of said sentence and substituting the phrase "For so long as the Participant fails to reimburse the Bank as provided in this paragraph" therefor.

     8. The third sentence of Section 4(e) of the Agreement on page 7 is hereby modified by inserting the word "sole" following the phrase "the Participant shall have the" and immediately prior to the phrase "right to accelerate the Loan".

     9. The second sentence of Section 8 of the Agreement on page 10 is hereby deleted in its entirety and the following sentence is hereby substituted therefor:

     The Bank may sell other participations in the Loan including sub-participations in the Senior Participation provided that the Bank shall not reduce its participation interest in the Loan to below 10% without the prior written consent of the Participant.

     10. The Participant, by its execution of this Amendment, hereby consents in accordance with Section 4(f) of the Agreement to the increase in the Commitment from $70,000,000 to $120,000,000 including, without limitation, all documents executed between the Borrower and the Bank to effectuate the increase in the Commitment as well as the increase in the Junior Participation from $35,000,000 to $60,000,000 as contemplated hereby.

     11. The Participant, by its execution of this Amendment, hereby acknowledges that the Bank may be entering into a participation agreement (as opposed to an assignment of the Bank's rights under the Agreement) pursuant to which the Bank may sell a participation interest in the Senior Participation. In connection therewith the Participant hereby acknowledges and agrees that, in certain circumstances, the Bank's new participant may, as between the Bank and such new participant, control certain decisions and determinations to be made by the holder of the Senior Participation under the Agreement, provided, however, that as between the Bank and the Participant, the Participant will continue to deal directly with the Bank as currently set forth in the Agreement.

     12. Except as modified hereby, the Agreement remains unmodified and in full force and effect.

     13. This Amendment shall be governed by and construed in accordance with the laws of the State of New York.

                [Signatures contained on following page]
     IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the day and year first above written.


                                MORGAN GUARANTY TRUST COMPANY
                                   OF NEW YORK



                                By:  /s/  Bernard J. Costello
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                                Name:  Bernard J. Costello
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                                Title: Vice President
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                                By:  /s/  L. Blume
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                                Name:  L. Blume
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                                Title: Vice President
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                                WELLSFORD CAPITAL


                                By:  /s/  Gregory F. Hughes
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                                Name:  Gregory F. Hughes
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                                Title: Vice President
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